EXHIBIT 10.18

                                    AGREEMENT

     THIS AGREEMENT (THE "AGREEMENT") is made this 09th day of September 2003, by and between Gateway Distributors LTD, a Nevada corporation ("Company") and, Tropical Beverage ("Manufacturer")

     WHEREAS, Company and Manufacturer have heretofore agreed to a letter of intent to proceed with closure to be finalized within the next two weeks.

     WHEREAS, it is the intent of Company and Manufacturer (the "Parties") to enter into a agreement which will supercede and replace any and all existing contracts, notes and agreement, whether written or oral, which have heretofore existed between the Parties, their agents and assigns; and

     WHEREAS, it is the intent that this agreement, and any subsequent amendments or addendums thereto, shall govern all subsequent dealings between the Parties; and

     WHEREAS, the Company desires to enter into a business relationship with the Manufacturer on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, including, but not limited to, the cancellation of all previous contracts, notes and agreements between and among the Parties, the receipt and sufficiency of which is hereby acknowledged, the Company and Manufacturer agree as follows:

     1. The Company hereby agrees to purchase all liquid products exclusively from the Client.
     2.   Client  will  guarantee  prices  that  are  competitive
     3. Company will be approved as an approved vendor for the Clients Nitro H2O product.
     4. Stock will be exchanged between the Company and Client based on market evaluation.

INDEMNIFICATION
---------------

Subject to the provisions herein, the Company and Manufacturer agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement.

Manufacturer's extent of indemnification to Company shall also include, but not be limited to (a) all expenses (including attorney's fees), judgments, fines, and other sums paid and necessarily incurred with respect to any proceeding (civil, criminal, administrative, or investigative) in which Company is made a party which may be based upon claims that (i) Company publicly disseminated any information about the Company, which information was provided to Company by the Company; or (ii) is based upon the dissemination of information by the Company without the approval of Company; or (iii) is based upon the failure of the Company to disseminate information; or (iv) results from the failure of the Company, its officers, employees or agents other than Company misstating a material fact or omitting to state a material fact in information disseminated to the public; and (b) all reasonable costs of settlement in any such proceeding.

Company's and Company's right to indemnification is not exclusive of any other rights to which either may be entitled, and all rights to indemnification created by this agreement or at law shall have mutual application.

It is expressly understood that Company has no responsibility for any statement which may be made or disseminated to any third person or to the public by the Company or any officer, agent, employee, or entity


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of  the  Company  other  than Company, unless Company has, specifically approved such  statement  in  writing  prior  to  its  dissemination.

MISCELLANEOUS  PROVISIONS
-------------------------

     A.   Gender.  Wherever  the  context shall require, all words herein in the
          -------
          masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.
     B.   Severability.  If  any  provision  hereof is deemed unenforceable by a
          -------------
          court of competent jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.
     C.   Further  Cooperation.  From and after the date of this Agreement, each
          ---------------------
          of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law.
     D.   Waiver.  No  waiver  of any provision of this Agreement shall be valid
          -------
          unless in writing and signed by the waiving party. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time.
     E.   Expenses.  Except  as  otherwise  provided  herein,  each party hereto
          ---------
          shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated  hereby  and  in  preparation  thereof.
     F.   Amendment.  This  Agreement  may  only  be  amended or modified at any
          ----------
          time,  and  from  time  to  time,  in writing, executed by the parties hereto.
     G.   Notices.  Any  notice,  communication,  request,  reply  or  advice
          --------
          (hereinafter  severally  and  collectively  called  "Notice")  in this
          Agreement provided or permitted to be given, shall be made or be served by delivering same by overnight mail or by delivering the same by a hand-delivery service, such Notice shall be deemed given when so delivered. For all purposes of Notice, the addresses of the parties set out below their signatures herein shall be their addresses unless later advised in writing.
     H.   Captions.  Captions  herein are for the convenience of the parties and
          ---------
          shall  not  affect  the  interpretation  of  this  Agreement.
     I.   Counterpart  Execution.  This Agreement may be executed in two or more
          -----------------------
          counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and this Agreement may be executed by fax.
     J.   Assignment.  This  Agreement  is  not  assignable  without the written
          -----------
          consent  of  the  parties.
     K.   Parties  in  Interest.  Provisions  of this Agreement shall be binding
          ----------------------
          upon and inure to the benefit of and be enforceable by the parties, their heirs, executors, administrators, other permitted successors and assigns, if any. Nothing contained in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, not is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, not shall any provision give any third persons any right of subrogation over, or action against, any party to this Agreement.
     L.   Entire Agreement.  This Agreement constitutes the entire agreement and
          -----------------
          understanding of the parties on the subject matter hereof and supercedes all prior agreements and understandings on the subject thereof.
     M.   Construction.  The  parties hereto agree to cooperate with one another
          -------------
          in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.
     N.   Cooperation.  The  parties  hereto agree to cooperate with one another
          ------------
          in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.


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     O.   Independent  Legal  Counsel.  Company will retain legal counsel and be
          ----------------------------
          responsible for handling any legal issues related to the Company's filings, audits, public relations issues, or legal actions by anyone regarding services or advice given by Company to the Company. This provision will apply to all agreements between Company and the
          Company, past, present or future and applies to all subsidiaries of the Company. The parties hereto agree that (i) each has retained independent legal counsel in connection with the preparation of this Agreement, (ii) each has been advised of the importance of retaining legal counsel, and (iii) by the execution of this Agreement, each party who has not retained independent legal counsel acknowledges having waived such right.
     P.   Choice  of  Law/Venue.  The  law of the State of Nevada shall apply to
          ----------------------
          this Agreement without reference to conflict of law principles, and the sole venue for any dispute or suit between the parties shall be a court of competent jurisdiction in the location of the COMPANY in Nevada.


IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

Gateway  Distributors  LTD              Tropical  Beverage


By:     Rick  Bailey                    By:     Mark  Millsap

Title:  President  /  CEO               Title:     President

Date:   __________________________      Date:   __________________________


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